                                                                  EXHIBIT 99.213

                                                             OUR RESPONSE TO RFP

                           PROPOSAL TO THE CALIFORNIA
                               DEPARTMENT OF WATER
                                    RESOURCES
                                                               February 10, 2001

[PEROTSYSTEMS LOGO](TM)

Executive Summary

DISCLOSURE PROTECTION NOTICE

This proposal to the California Department of Water Resources [CDWR] is the property of Perot Systems and contains confidential and/or proprietary information of Perot Systems. It shall not be disclosed outside of CDWR and shall not be duplicated, used, or disclosed--in whole or in part--for any purpose other than to evaluate this proposal. CDWR's review of this material is considered acceptance of this Disclosure Protection Notice. Should this be unsatisfactory, please return this material to Perot Systems. If, however, a contract is awarded to Perot Systems as a result of--or in connection with--this submission, this proposal shall be subject to the confidentiality, proprietary rights, and nondisclosure provisions of the resulting contract.

(C) Copyright 2000 Perot Systems Corporation. All Rights Reserved.


(C) Perot Systems Corporation, 2001    February 11, 2001                 Page ii

Executive Summary

TABLE OF CONTENTS

EXECUTIVE SUMMARY......................................................      v

   Solution 1: Scheduling and Settlements Operations Services..........     vi

   Solution 2: Scheduling and Settlements Application Hosting..........     vi

   Solution 3: Software Solution.......................................     ix

   Optional Services and Solutions.....................................      x

   Our Plan............................................................      x

   Pricing.............................................................     xi

   Comparison with Other Service Providers.............................     xv

   Summary.............................................................    xix

ABOUT PEROT SYSTEMS....................................................     xx

1. SERVICES OFFERING..................................................      22

   1.1 Stage One: Requirements Analysis and Design.....................     22

   1.2 Stage Two: Integration with CDWR Business Processes/Systems.....     23

   1.3 Stage 3: Services Offering......................................     24

2. TECHNOLOGY..........................................................     42

   2.1 Web-based Interface.............................................     42

   2.2 Full Redundancy through EMC Technology..........................     44

   2.3 Backup Site (available 5/31/01).................................     44

   2.4 Database Platforms..............................................     45

   2.5 Hardware and Software Platforms.................................     46

3. PRICING............................................................      47

   3.1 Upfront Fees....................................................     47

   3.2 Base Services...................................................     48

   3.3 Optional Services...............................................     48


(C) Perot Systems Corporation, 2001    February 11, 2001                Page iii

California Energy Resource Scheduling

4. TERMS AND CONDITIONS................................................     49

5. GLOSSARY OF TERMS...................................................     50


(C) Perot Systems Corporation, 2001    February 11, 2001                 Page iv

California Energy Resource Scheduling

EXECUTIVE SUMMARY

Perot Systems Corporation(1) is very pleased to present this proposal for providing scheduling and settlements services to California Department of Water Resources (CDWR).

We understand the enormous responsibility that has been assigned to CDWR to lead California out of its current energy crisis. We also understand the tremendous technical and business challenge that your organization is facing in providing scheduling and settlements services to CDWR in order for it to successfully meet its obligations.

Perot Systems' is uniquely qualified to offer you solutions that will completely mitigate your technical and business risks. Prominent among our qualifications are:

      - Perot Systems was part of the team that designed, developed and implemented scheduling and settlements business and IT solutions for both the California ISO (Cal ISO) and the California PX (CalPX).

      - Perot Systems developed and integrated the scheduling and settlements system that is currently being used at CalPX. We believe that it should be clear to all that the scheduling and settlements solutions that would meet CDWR's needs are very similar to those currently being used by CalPX. In fact we know of no other solution provider in the marketplace who has such a complete solution as we do to meet your immediate and long-term needs - please see our comparison table at the end of this executive summary for better illustration of this point.

      - Perot Systems staff that will be engaged in this "process" has been operating all the IT infrastructure, applications and business processes that CalPX currently uses for its scheduling and settlements functions.

      In this proposal, Perot Systems presents CDWR with three solution options for it to perform its scheduling and settlements functions. Each of these solutions has its own specific characteristics and enables you to optimize between your competing objectives of risk mitigation and cost control. The three solution options for CDWR are as follows:

SOLUTION 1: Provide CDWR with scheduling and settlements operations services.

--------
(1) For the purpose of this proposal, Perot Systems includes its subcontracting partners such as PowerMeter, Inc.


(C) Perot Systems Corporation, 2001    February 11, 2001                 Page v

California Energy Resource Scheduling

SOLUTION 2: Provide CDWR with scheduling and settlements applications hosting services. In this solution, CDWR would run scheduling and settlements business processes using its own staff.

SOLUTION 3: Provide CDWRT with a software solution for scheduling and settlements and integrate the same into CDWR current infrastructure. In this solution, CDWR would run scheduling and settlements business and IT processes using its own staff.

We describe these solution options in further detail below where we will attempt to highlight their main benefits from CDWR's point of view.

We must emphasize that for all our solution options, CDWR will be the official Scheduling Coordinator vis-a-vis Cal ISO and rest of the marketplace. Perot System will solely act as an agent of CDWR in providing the essential services that it needs.

SOLUTION 1: SCHEDULING AND SETTLEMENTS OPERATIONS SERVICES

In this solution option, Perot systems will provide scheduling and settlements operations services to CDWR on 7X24 basis. In this solution, Perot Systems will:

      - Design interfaces between CDWR business operation processes and systems and Perot Systems scheduling and settlements operation processes and systems;

      - Implement a file based interface to CDWR existing data sources and your participants data sources;

      -     Register your resources with the ISO;

      -     Operate the scheduling and settlements processes;

      - Interface with the ISO on scheduling and settlements processes, questions or concerns;

      - Track ISO processes and system changes and adapt our processes and systems to meet such changes as necessary; and

      -     Track and facilitate settlements disputes with the ISO.

As we will describe later in this proposal, we price these services based on a subscription fee and a volumetric charge.

The main characteristics of this solution are:


(C) Perot Systems Corporation, 2001    February 11, 2001                 Page vi

California Energy Resource Scheduling

      - It practically eliminates all risks associated with setting up and running your scheduling and settlements operations and allows you to concentrate on building and operating your other much needed services

      - This service can start practically immediately after Perot Systems and CDWR have entered into agreement for this solution.

                                  [FLOW CHART]

SOLUTION 2: SCHEDULING AND SETTLEMENTS APPLICATION HOSTING

In this solution, CDWR would operate its scheduling and settlements services using an application hosting service provided on 7X24 basis by Perot Systems. For this purpose we will:

      - Design the interface between CDWR's business systems and Perot Systems' scheduling and settlements systems;


(C) Perot Systems Corporation, 2001    February 11, 2001                Page vii

California Energy Resource Scheduling

      - Implement a file based interface to CDWR's existing data sources and your participants data sources;

      - Provide your operators with access to our scheduling and settlements systems and applications;

      -     Present ISO settlements statements in the file format; and

      - Track ISO system changes and adapt our systems to meet such changes as necessary.

As we will describe later in this proposal, we price our applications hosting services based on a subscription fee and a volumetric charge.

The main characteristics of this solution are as follows:

      - It practically eliminates all risks associated with setting up and running scheduling and settlements systems and applications, while keeping all business operations under your control

      - This service can start almost immediately after Perot Systems and CDWR have entered into agreement for such services.

                                  [FLOW CHART]


(C) Perot Systems Corporation, 2001    February 11, 2001               Page viii

California Energy Resource Scheduling

SOLUTION 3: SOFTWARE SOLUTION

In this solution, Perot Systems will install and integrate our scheduling and settlements systems and applications into CDWR current infrastructure. For this purpose Perot Systems will:

      -     Specify CDWR's hardware and system software needs;

      - Design the interface between CDWR's business systems and Perot Systems' scheduling and settlements systems;

      - Install Perot System' scheduling and settlements application on your hardware platform;

      - Implement a file based interface between CDWR's business systems and the installed scheduling and settlements systems; and

      - Track ISO system changes and adapt our systems to meet such changes based on projects.

Should you use this solution option, you will pay us a license fee for our systems and software. Integration services will be provided on time and material (T&M) basis. All major system and application changes will be made on T&M basis.

                                  [FLOW CHART]


(C) Perot Systems Corporation, 2001     February 11, 2001                Page ix

California Energy Resource Scheduling

The main feature of this solution is that it keeps all business and IT operations under your control. Installation and integration services will start immediately after Perot Systems and CDWR have reached an agreement for this solution.

OPTIONAL SERVICES AND SOLUTIONS

In addition to the services described earlier for each of our proposed solutions, Perot Systems can provide CDWR with the following additional services and solutions to improve the efficiency of its solution. These are:

      - Transparently integrating our scheduling and settlements processes and systems with your existing processes and systems (your processes and systems permitting);

      - Integrating CDWR's "participants" into the settlements process and system including allocating and invoicing CDWR's participants' share of charges (based on CDWR's required formulas);

      - Developing interfaces between your scheduling and settlements systems and those of additional Control Area Operators (CAOs) with minimum possible changes to your processes and systems;

      -     Managing your real-time resource dispatch and tagging needs;

      -     Processing and validating your meter data;

      - Providing energy trading services - WITHOUT taking title in the power or clearing such trades; and

      -     Consulting on RTO developments around the nation.

As we will describe below, depending on your selection of these options as an operation service, application hosting service or software installation, our pricing mechanism will vary. Regardless of the pricing option, our approach allows you to only take on the services you need and disregard the ones that have little or no value to you.

OUR PLAN

Once you accept any one of our solutions, we will start our engagement at CDWR through a three-stage process:


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
California Energy Resource Scheduling

STAGE 1 - REQUIREMENTS STUDY: We will immediately enter into contract negotiations with you while in parallel and based on a letter of intent we will start providing requirements analysis and design services to you.

STAGE 2 - INTEGRATION DESIGN AND IMPLEMENTATION: Upon completion of Stage 1 and execution of the services agreement, we will start our integration design and implementation (the nature of which will depend on the selected solution).

STAGE 3 - OPERATION: Finally, depending on the selected solution we will either enter into an operation service, an application hosting service or an installation effort.

The timeline for any of these activities can only be developed after Stage 1 requirements study is completed.

PRICING

As indicated above, our pricing will vary depending on the selected solution. In the following we present our pricing options.

PRICING FOR SOLUTION 1:

In this solution we will charge a monthly subscription fee and a monthly volumetric fee for our scheduling and ISO settlements operations services.(2) There will also be separate T&M charges for our services in Stages 1 and 2 of the proposal. However, these charges will be fully refunded if CDWR enters into a minimum two year agreement to receive scheduling and settlements operations services exclusively from Perot Systems. Under this solution Perot Systems will track ISO business process and systems changes to ensure compatibility with such changes.

       ------------------------------------------------------------------------------------------
           STAGE          PRICING            RATE                       COMMENTS
                         MECHANISM
       ------------------------------------------------------------------------------------------
            1.              T&M            $200/hr        Will not exceed $100K.  Will be
         Req study                                        fully refunded if a minimum 2 year
                                                          exclusive operation service is
                                                          purchased
       ------------------------------------------------------------------------------------------

---------
(2) 20% discount will apply to subscription and volumetric fees if 7X24 operation is not required.


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
California Energy Resource Scheduling

       ------------------------------------------------------------------------------------------
           STAGE          PRICING            RATE                       COMMENTS
                         MECHANISM
       ------------------------------------------------------------------------------------------
            2.              T&M            $200/hr        Will determine a cap based on Stage
        File based                                        1.  Fees will be fully refunded if a
        Integration                                       minimum 2 year exclusive operation
                                                          service is purchased
       ------------------------------------------------------------------------------------------
            3.         Subscription     Subscription:     -  Subscription fee covers 2.5
         Business          plus         $550,000/month       TWh per month of energy and 250
         Operation      Volumetric                           GWh per month of capacity
                                         Volumetric:         scheduling and ISO settlements
                                       2.5-5 c/MWh Per
                                             side         -  Volumetric fee is 5 c/MWh per
                                                             side for the second 2.5TWh of
                                                             energy and the second 250 GWh per
                                                             month of capacity scheduling and
                                                             ISO settlements per month

                                                          -  Volumetric fee is 2.5 c/MWh per side
                                                             for energy and capacity scheduling
                                                             and ISO settlements exceeding 5 TWh
                                                             per month for energy and 500 GWh for
                                                             capacity
       ------------------------------------------------------------------------------------------

PRICING FOR SOLUTION 2:

In this solution we will charge a monthly subscription fee and a monthly volumetric fee for our scheduling and ISO settlements application hosting services.(3) There will also be separate T&M charges for our services in Stages 1 and 2 of the proposal. However, 50% of these charges will be refunded if CDWR enters into a minimum two year agreement to receive scheduling and settlements application hosting services exclusively from Perot Systems. Under this solution option Perot Systems will track ISO systems changes to ensure compatibility with such changes.

---------------
(3) 20% discount will apply to subscription and volumetric fees if 7X24 operation is not required.

(C) Perot Systems Corporation, 2001    February 11, 2001                Page xii

California Energy Resource Scheduling

       ------------------------------------------------------------------------------------------
           STAGE          PRICING            RATE                        COMMENTS
                         MECHANISM
       ------------------------------------------------------------------------------------------
            1.              T&M             $200/hr        Will not exceed $100K.  50% of such
         Req study                                         fees will be fully refunded if a
                                                           minimum 2 year exclusive
                                                           application hosting service is
                                                           purchased
       ------------------------------------------------------------------------------------------
            2.              T&M             $200/hr        Will determine a cap based on Stage
        File based                                         1.  50% of the fees will be
        Integration                                        refunded if a minimum 2 year
                                                           exclusive application hosting
                                                           service is purchased
       ------------------------------------------------------------------------------------------
            3.         Subscription      Subscription:     - Subscription fee covers 2.5
        Application        plus         $300,000/month       TWh per month of energy and 250
          Hosting       Volumetric                           GWh per month of capacity
                                          Volumetric:        scheduling and ISO settlements
                                        1.5-3 c/MWh Per
                                             side          - Volumetric fee is 3 c/MWh
                                                             per side for the second 2.5TWh of
                                                             energy and the second 250 GWh per
                                                             month of capacity scheduling and
                                                             ISO settlements per month

                                                           - Volumetric fee is 1.5 c/MWh per side
                                                             for energy and capacity scheduling
                                                             and ISO settlements exceeding 5 TWh
                                                             per month for energy and 500 GWh for
                                                             capacity
       ------------------------------------------------------------------------------------------

PRICING FOR SOLUTION 3:

In this solution we will charge a license fee and an annual maintenance fee for our scheduling and ISO settlements applications at CDWR. There will also be separate T&M charges for our services in Stages 1 and 2 of the proposal. Under this solution Perot Systems will track ISO systems changes to ensure compatibility with such changes. CDWR will pay for installation and integration of such changes.


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
California Energy Resource Scheduling

       ------------------------------------------------------------------------------------------
           STAGE          PRICING            RATE                       COMMENTS
                         MECHANISM
       ------------------------------------------------------------------------------------------
            1.              T&M             $200/hr       Will not exceed $100K.  Will provide
         Req study                                        up to 100 hours of study at no
                                                          charge to CDWR once license fee is
                                                          paid.
       ------------------------------------------------------------------------------------------
            2.              T&M             $200/hr       Cap will be determined at the end of
        File based                                        Stage 1.  Will provide up to 400
        Integration                                       hours of integration services at no
                                                          charge to CDWR once license fee is
                                                          paid.
       ------------------------------------------------------------------------------------------
            3.          Upfront and        License:       All major system/application changes
        License fee    annual license     $2,000,000      due to ISO will be priced on T&M
                                                          basis.
                                         Maintenance:
                                        $400,000/year
       ------------------------------------------------------------------------------------------

PRICING FOR OPTIONAL SERVICES:

The following present the price menu of our optional services. All three options of operations services, application hosting and solution provision are available for these optional services. CDWR may choose one or more of these services and the method of delivery in conjunction with one of the solutions offered earlier. It is necessary the delivery option for optional services to be consistent with that of the selected solution option.

       --------------------------------------------------------------------------------------------
         OPTIONAL SERVICE      OPERATIONS SERVICE(4)      APPLICATIONS        SOFTWARE SOLUTION
                                                            HOSTING(5)
       --------------------------------------------------------------------------------------------
         Integration with          Subscription:         Subscription:            License:
        CDWR "participants"        $60,000/month         $40,000/month            $500,000
         and allocation of       (3 participants)       (3 participants)
         all charges among                                                      Maintenance:
        these participants       $8,000/month per       $5,000/month per        $100,000/Year
                                    additional             additional
                                    participant           participant           Integration:
                                                                                   $200/hr

-------------
(4)   Integration services are included.

(5)   Integration services are included.



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
California Energy Resource Scheduling

                                                                             (For more than 100
                                                                             hours of services)
       --------------------------------------------------------------------------------------------
        Real-time Dispatch       $25,000/month per       Subscription:            License:
       and Tagging Services            staff             $25,000/month            $250,000

                                                                                Maintenance:
                                                                                $50,000/Year

                                                                                Integration:
                                                                                   $200/hr
                                                                              (For more than 50
                                                                             hours of services)
       --------------------------------------------------------------------------------------------
             Trading:             2c/MWh per side      1.2c/MWh per side          License:
         Clearing Auction          (No clearing)                                  $500,000
        Bilateral Matching
            Pay as bid                                                          Maintenance:
                                                                                $100,000/Year

                                                                                Integration:
                                                                                   $200/hr
                                                                             (For more than 100
                                                                             hours of services)
       --------------------------------------------------------------------------------------------
            Transparent                 N/A                   N/A                  $200/hr
         integration with
          existing & new
              systems
       --------------------------------------------------------------------------------------------
            Meter data             Subscription:         Subscription:               N/A
          processing and           $45,000/month         $25,000/month
            validation           (3 participants)       (3 participants)
        (includes MDAS and               &                     &
        metering interface       $5,000/month per       $3,000/month per
             software)              additional             additional
                                    participant           participant
       --------------------------------------------------------------------------------------------

COMPARISON WITH ANOTHER SERVICE PROVIDER

The following table compares Perot Systems services with those of another scheduling and settlements services provider in California. This table, which has been developed based on information openly available on the services of this provider, clearly indicates the completeness of our solution offering.


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California Energy Resource Scheduling

        -----------------------------------------------------------------------------------------
        SERVICES, SYSTEMS AND            PEROT SYSTEMS             OTHER MAJOR SERVICE VENDOR
            QUALIFICATIONS
        -----------------------------------------------------------------------------------------
        Scheduling               DA, HA, Ancillary Services,     DA, HA, Ancillary Services,
                                 Supplemental Energy,            Supplemental Energy,
                                 ETC/FTR, Bilateral              Bilateral Scheduling
                                 Scheduling, Inter-SC
                                 Adjustment Bids
        -----------------------------------------------------------------------------------------
        Real-time dispatch       Optional service                Not mentioned
        and tagging
        -----------------------------------------------------------------------------------------
        HUB locations            25 Zones                        8 hubs
        -----------------------------------------------------------------------------------------
        Metering                 Process and Validate meter      None
                                 data from and provide
                                 Settlement Quality Meter
                                 Data to ISO (optional
                                 service).
        -----------------------------------------------------------------------------------------
        Dispute Processing       Developed a fully functional    Not mentioned
                                 dispute processing and
                                 tracking system.  The model
                                 is expandable to provide
                                 predictive disputes.
        -----------------------------------------------------------------------------------------
        ISO System Interface     Fully automated data            Not mentioned
                                 communication of all ISO
                                 schedule and settlement data.
        -----------------------------------------------------------------------------------------
        Settlements and          All ISO charge types for        Few participants
        Billing                  over 70 participants in CA
                                 alone.
        -----------------------------------------------------------------------------------------
        10 minute Settlements    Provided                        Not mentioned
        -----------------------------------------------------------------------------------------
        Settlement and           Web based                       Web based
        Billing data access
        -----------------------------------------------------------------------------------------
        ISO Public Market        Provided                        Not mentioned
        Information
        -----------------------------------------------------------------------------------------
        Handling of ISO          Provided.  Sharing among        Uplift spread over
        charges                  participants as an optional     participants
                                 service.
        -----------------------------------------------------------------------------------------
        Service Schedule         7 by 24 operation               Capable of 7 by 24 operation
        -----------------------------------------------------------------------------------------


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
California Energy Resource Scheduling

        -----------------------------------------------------------------------------------------
        IT Team Experience       Provided IT support to CalPX    Handling less than 5% of
                                 that handled 80% of             California market?
                                 California electric energy
                                 market.  Developed a
                                 majority of improvement
                                 applications in PX trading,
                                 settlement, metering and
                                 finance systems.  Made all
                                 PX system changes to
                                 accommodate ISO market and
                                 system changes.  Conduced
                                 numerous Market Simulation
                                 including ISO and IOUs to
                                 provide End to End
                                 integration test before
                                 introducing change.  Provide
                                 complete help desk and
                                 computer operation services
                                 using Perot's pool of
                                 resources. Runs a Program
                                 Office applying proven
                                 project management
                                 technologies.  IT project
                                 success (on schedule, under
                                 budget) rate close to 95%.
        -----------------------------------------------------------------------------------------
        Business Team            Involved in the design,         Not mentioned
        Experience               implementation and operation
                                 of ISO and PX from day one.
                                 Intimately familiar with
                                 energy market and utility
                                 financing and operation.
                                 Team experts published
                                 widely on major market
                                 issues.  Handled 80% of
                                 California energy market.
        -----------------------------------------------------------------------------------------
        Operation Team           Handled 80% of California       Not mentioned
        Experience               spot market and long term
                                 contract market (yearly,
                                 quarterly and month).
                                 Conducted Web based
                                 real-time energy auction for
                                 the Alberta Balancing Power
                                 Pool.
        -----------------------------------------------------------------------------------------


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
California Energy Resource Scheduling

        -----------------------------------------------------------------------------------------
        Company Financial        See Annual Report.              See Annual Report
        Strength
        -----------------------------------------------------------------------------------------
        Interface with           Web based, initially file       Web based, limited GUI
        Participant Systems      based
        -----------------------------------------------------------------------------------------
        System Platforms         NT, MS SQL                      NT, MS SQL
        -----------------------------------------------------------------------------------------
        Participant System       PC compatible workstations      PC compatible workstations
        Requirements             running Windows 85, 98, 2000    running Windows 85, 98 and NT
                                 and NT
        -----------------------------------------------------------------------------------------
        Data transmission        SSL, 128 bit encryption         SSL, 128 bid encryption
        security
        -----------------------------------------------------------------------------------------
        Clearing and Credit      Not offered in California so    Offered to certain extent.
        Management               as to insulate participants     Can lead to similar failures
                                 from the current credit         as the PX has experienced
                                 crisis.                         with large participants
                                                                 default. Large California
                                                                 utilities will have difficulty
                                                                 to trade with credit
                                                                 self-management participants
                                                                 due to the utilities
                                                                 current credit standings.
        -----------------------------------------------------------------------------------------
        Trading services         Clearing auction                Provided (Fulin??)
                                 Bilateral matching
                                 Pay as bid
                                 Block forward
                                 (optional service)
        -----------------------------------------------------------------------------------------
        Credit Evaluation        Part of trading service         Not menrioned
        -----------------------------------------------------------------------------------------
        Pricing                  Volumetric and subscription     Volumetric
        -----------------------------------------------------------------------------------------
        Scheduling/Settlements   5.83 c/MWh per side             6.25 c/MWh per side
        Fee (based on 7.5
        TWH/months)
        -----------------------------------------------------------------------------------------
        Trading Fee              2 c/MWh per side                3 c/MWh per side
        -----------------------------------------------------------------------------------------


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
California Energy Resource Scheduling

SUMMARY

We are confident that one of our proposed solutions will meet all of CDWR's immediate and long-term technical and business objectives of providing scheduling and settlements services in California. In fact, we believe that only our solutions can meet your very aggressive timeline while at same time remaining cost effective. Finally, our operations or applications hosting solution option will mitigate your ongoing risk of keeping up with Cal ISO's and market's ongoing business processes or systems changes.(6)

-----------
(6) We must mention that last year alone, CalPX spent $3.5M in software development to keep pace with Cal ISO business process and system changes.


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
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ABOUT PEROT SYSTEMS

Perot Systems has been providing business solutions and information technology services worldwide. Our success lies with our continued ability to serve our clients by helping them to better serve their customers. We look to these end-customers for direction and insight, rather than pursuing past successes or competitors.

OUR CLIENTS UNDERSTAND that finding or creating customer value is the only way to survive. They think strategically about technology, and they are focused on achieving both market leadership and operational excellence. Our clients understand the significance of the Internet economy dynamics and have a passion to seize the opportunities they provide.

WE INTEGRATE THREE CORE DISCIPLINES - business integration; systems integration, including applications development; and information technology infrastructure services - to help clients serve their customers better and more creatively. Business integration includes working with clients to develop and implement information technology strategies, process redesign, and change management. Systems integration and applications development includes the design and implementation of new and existing information technology systems for clients, including both custom-developed and packaged software. Information technology infrastructure services include information technology outsourcing, staffing, and infrastructure management.

WE COMBINE THESE THREE DISCIPLINES to assist clients in both improving the way they do business and creating new business offerings. Our multi-disciplined teams combine industry expertise with leading-edge technical and professional skills. As a flat, highly collaborative organization, we have built a smooth engagement model composed of joint teams working together to deliver high-value business benefits. Additionally, we bring in and coordinate third parties when appropriate, to ensure optimal, best-of-breed solutions.

WE ENSURE OUR ABILITY TO CONSISTENTLY DELIVER RAPID, RELIABLE SOLUTIONS by applying tested methods and processes, employing experienced Account Managers, and implementing intense management review. We have defined and refined our methodologies through our extensive experience, and we assign to each client an Account Manager experienced in those methodologies, as well as in the industry and information technology. Additionally, our leadership team reviews accounts each month, using a "dashboard" tool that reflects key performance metrics.


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California Energy Resource Scheduling

WE BUILD LONG-TERM RELATIONSHIPS with our clients, investing ourselves in their business strategies and their success in realizing their business goals. We view ourselves as business "partners," so instead of simply providing vendor services, we work with clients to understand their business, their customers, how they can best achieve their business goals, and how IT can facilitate that achievement. And then we work with them to implement their business strategy, information technology strategy, process redesign, and change management. We treat every client problem as our own.

PEROT SYSTEMS LOCATIONS & GEOGRAPHIC INFORMATION

Perot Systems has a substantial global presence including sales centers, systems integration centers, and operational support centers. We have established these centers based on our desire to penetrate specific markets and the operational and support requirements of our global clients. Over 7500 associates are dedicated to providing world-class service to these clients.

In Europe, Perot Systems has key data centers and help desk operations in Dublin, Ireland and London, England. In addition, we provide operational and systems integration services in a number of European locations including France, Germany, Switzerland, The Netherlands, and England.

In Asia, Perot Systems continues to build an operational presence in the Pacific Rim with data center and operational support centers in Hong Kong, Japan, and Singapore including substantial systems integration capabilities in these locations as well as India.

In the United States, Perot Systems has worked to consolidate data center operations creating economies of scale for our clients. Perot Systems operates help desk and data centers in Sacramento, San Diego, San Francisco, Auburn Hills, Chicago, Dallas, and Stamford. Additionally, we have systems integration centers in Denver, Dallas, Los Angeles and Reston, Virginia.

Perot Systems has a significant established base of business in Europe, Asia, and North America. We plan to aggressively build this base with existing clients and new clients while expanding our presence in countries within these regions. Additionally, our relationships with global clients will result in expansion to new regions and countries as our client base continues to grow, and as we obtain new global client relationships. We intend to pursue this geographic growth on a proactive basis.


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1. Services Offering

1. SERVICES OFFERING

CDWR Challenge: CDWR must operate a seamless scheduling and settlements process with Cal ISO for ensuring the operational and business viability of solution to the California energy crisis. In achieving this objective, CDWR must handle schedules and preserve the transparency and audit-ability of all actions.

Our solution: Using proven technologies, we will quickly and efficiently fit our solution to match CDWR's needs. Our solutions, designed to interface with Cal ISO, have been completely field tested and proven.

STAGE ONE: REQUIREMENTS ANALYSIS AND DESIGN

A team of PSC Perot Systems business consultant, system analyst, information system architect and project manager will join with CDWR at the CDWR site for a three-day workshop to accomplish the following:

      - Understand CDWR's short-term and long-term energy business functions;

      -     Document the existing CDWR information system status and conditions;

      - Identify systems requirements necessary for Perot Systems to deliver the selected solution to CDWR;

      - Develop an initial system design of necessary changes to CDWR's internal systems, if any, and CDWR's interface with Perot Systems and other external systems; and

      - Define Perot Systems and CDWR's respective implementation responsibility and coordinate with CDWR's implementation schedule.

CDWR is expected to provide sufficient resources to ensure timely information gathering and decision-making. Before the workshop, CDWR and Perot Systems will agree on workshop attendees and agenda.

Within ten (15) business days after the workshop, Perot Systems will provide CDWR with a draft of implementation plan.


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California Energy Resource Scheduling

STAGE TWO: INTEGRATION WITH CDWR BUSINESS PROCESSES/SYSTEMS

      Particular to the solution chosen, Perot Systems will provide CDWR with the standard interfaces, which:

            - Enables a participant to upload and download via internet energy, capacity and transmission usage schedules in file format or via web entry;

            - Enables CDWR to automatically generate and send schedule data received from participants or created using its internal data sources and data entry to Cal ISO;

            - Allows a participant to view and save information on energy, capacity and transmission usage schedules as well as a number of Cal ISO public information items on a web page; and

            - Permits viewing and downloading settlement statements and invoices in a set of generic or customized formats on the internet

      All participant data transmission over the Internet will follow standard security protocols with server site electronic certificates, strong data encryption and password protection.

THE NEXT TWO POINTS ARE INCONSISTENT WITH THE EXECUTIVE SUMMARY'S OPTIONAL SERVICES

In addition to the standard participant interface, Perot Systems offers the following optional service to integrate with CDWR's internal business processes and systems.

      -     Schedule data processing

            This integration function will access CDWR's contract database to convert contract data (e.g., 200 MW Monthly Peak Energy Delivered in April to PCG1 in NP15) into hourly schedule data (e.g., Day-Ahead inter-scheduling- coordinator transfer-out schedule to PCG1 of 200 MW in hour-ending 7 through hour-ending 22 in NP15), and upload the schedule data to the Perot Systems system. It will also download Cal ISO final schedules, AS reservation schedules etc) from Perot Systems into CDWR's schedule database at the push of a button.

      -     Settlement and billing data processing


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California Energy Resource Scheduling

           This integration function will allow CDWR personnel to direct load settlement statements, invoices and supplemental control reports directly into CDWR's finance databases or, alternatively, create files which can then be loaded into CDWR's finance databases or systems.

1.3 STAGE 3: SERVICES OFFERING

      1.3.1 7X24 OPERATION WITH HELP DESK

      All three solutions involve utilizing Perot Systems' corporate help desk, which provides support worldwide, will provide 7 x 24 help desk service. The functions of the help desk will provide:

      - A single point of contact on a 7 days a week, 24 hours a day basis, that provides assistance for end-user problems and coordinates problem tickets, through a supplied and supported problem management system.

      - Response to end-user service requests and problem reports, in accordance with escalation processes that assign severity levels by problem.

      - A log of appropriate caller information into a centralized problem management system.

      - Identification of the appropriate support group for escalated problems.

      - Management of problem prioritization and tracking of problems through resolution.

      -     Tracking and status on all reported incidents.

      -     Direct access to all appropriate operations staff when required.

      - Confirmation with the initiator that problem has been corrected and allow for closure of incidents accordingly.

      -     Daily status report containing all outstanding problems.

      - Analysis of trends and recommend actions to resolve recurring problems upon request using PSC Personnel.


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California Energy Resource Scheduling

      -     Prompt notification and escalation of critical problems or outages.

      -     Collection and reporting of Help Desk statistics monthly.

      -     Information to end-users on Help Desk functions and availability.

      -     Communication of application and environment information on request.

      - Creation and publishing of bulletins and procedures regarding issues and changes in production Systems, and communication of these to the user community.

      - Weekly problem management reviews in order to identify repetitive problems.

Service levels: calls to the help should be answered within 40 seconds, on average, during normal business hours, as measured using an automatic call dispatch system. This excludes delays in answering during which recorded messages are being played.

1.3.2 DAY AHEAD/HOUR AHEAD SCHEDULING PER ISO REQUIREMENTS

We will interface with CDWR's existing system for producing Day Ahead/Hour Ahead schedules according to the specifications defined by Cal ISO in effect, electronically and automatically submit them to Cal ISO's SI system. We will also automatically query and manage the interim and final schedules accepted by Cal ISO.

Specifically, we will develop and manage the following types of day-ahead and hour-ahead Schedules:

      -     Energy Generation

      -     Internal Interchange

      -     Load

      -     Ancillary Service and Energy Bids

      -     Ancillary Service Regulation and Energy Bids

      -     Ancillary Service Spinning Reserve


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California Energy Resource Scheduling

      -     Ancillary Service Replacement Reserve Generation

      -     Ancillary Service Non-Spinning Reserve Generation

      -     Ancillary Service Non-Spinning Reserve Dispatchable Load

      -     Ancillary Service Replacement Reserve Dispatchable Load

      -     Final and Adjusted Energy Generation

      -     Individual Final and Adjusted Energy and Ancillary Service
            Interchange

      -     Final and Adjusted Energy Load

      -     Final and Adjusted Internal Interchange

      -     Final and Adjusted Ancillary Service

      - Final and Adjusted Ancillary Service Non-Spinning Reserve Dispatchable Load

      -     Final and Adjusted Ancillary Service Non-Spinning Reserve Generation

      -     Final and Adjusted Ancillary Service Regulation

      -     Final and Adjusted Ancillary Service Replacement Reserve
            Dispatchable Load

      -     Final and Adjusted Ancillary Service Replacement Reserve Generation

      -     Final and Adjusted Ancillary Service Spinning Reserve

      -     Final and Adjusted Ancillary Service Interchange Usage

      -     Final and Adjusted Ancillary Service Generation Usage

      -     Final and Adjusted Ancillary Service Load Usage

      -     Final and Adjusted Ancillary Service Trades Usage

      -     Final and Adjusted Ancillary Service Usage

      In addition, we will provide enhancement to the scheduling services mentioned above. These enhancements include the following features:


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California Energy Resource Scheduling

      -     Complete auditing trails for the data submission

      -     Pre-validations (Schedule balance validation, for example).

      -     Existing Transmission Contracts (ETC) scheduling

      -     Firm Transmission Right (FTR) Scheduling

      -     Inter-SC Scheduling adjustment bids

      -     Ancillary Service Self Scheduling

      -     Congestion management bidding (adjustment bids)

1.3.3 SUPPLEMENTAL ENERGY/REAL-TIME SCHEDULING

      We interface with CDWR's system for generating supplemental energy/Real-time schedules according to the specifications defined by Cal ISO. We then electronically and automatically submit them to Cal ISO's SI system. In addition, we provide auditing trails for data submission.

      In Solutions 1 and 2, we will develop and manage the following types of supplemental energy/Real-time schedules:

      -     Supplemental Energy Bids Generation

      -     Supplemental Energy Bids Load

      -     Supplemental Energy Import Bids

1.3.4 REAL-TIME DISPATCH SERVICES (OPTIONAL)


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California Energy Resource Scheduling

      We propose to offer the following optional services for Real-time dispatch and interactions with Cal ISO's Real-time dispatch operation:

      - Acting on CDWR's behalf to interface with Cal ISO or other area control operators.

      - Consolidation of day-ahead and hour-ahead schedules and tracking changes of schedules for Real-time operation.

      - E-tagging services. We can integrate third-party tagging system (such as OATI Tagging System) to support market transactions, as required by NERC to validate import/export schedules and provide source generators for unscheduled power flow (loop flow, an application under testing)

      - Real-time data collection and reporting. We will validate and log Real-time schedule curtailment for settlements and disputes resolutions.

1.3.5 PMI DATA PRESENTATION

      Public Market Information (PMI) data is available from Cal ISO via two websites: the Scheduling Infrastructure (SI) and the Open Access Same Time Information System (OASIS). The SI PMI can be accessed through Cal ISO's private network, WENet, while OASIS is part of Cal ISO's public website.

      The main differences between the two sites are in the data availability and retention period. PMI data first become available on SI site and is later republished on OASIS. The SI only retains the latest 7-day information whereas OASIS contains more than a year's PMI.

      We offer to use our existing applications that can automatically download and manage the PMI data. We can also integrate our utilities programs to parse in the PMI templates and insert the information into any relational database. This approach allows other applications to use the PMI data without being affected by changes in the format of the PMI templates

      Specifically, we will manage the following types of PMI data:


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California Energy Resource Scheduling

      -     Day Ahead Interim Zonal Congestion Price Difference

      -     Day Ahead Final Zonal Congestion Price Difference

      -     Day Ahead Market Interim Information

      -     Day Ahead Market Final Information

      -     Day Ahead Interim Ancillary Requirement Information

      -     Day Ahead Interim Ancillary Procurement Information

      -     Day Ahead Final Ancillary Requirement Information

      -     Day Ahead Final Ancillary Procurement Information

      -     Day Ahead Interim A/S Percentage Requirement

      -     Day Ahead Final A/S Percentage Requirement

      -     Day Ahead Interim A/S Region Information

      -     Day Ahead Final A/S Region Information

      -     Day Ahead Interim Branch Group Duration Information

      -     Day Ahead Final Branch Group Duration Information

      -     Day Ahead Interim A/S Interchange Information

      -     Day Ahead Final A/S Interchange Information

      -     Day Ahead Prescheduled Reliability Requirements

      - Day Ahead Interim Total And Available Capacity of Inter Zonal Interface Information

      - Day Ahead Final Total And Available Capacity of Inter Zonal Interface Information

      -     Cal ISO Branch Group Actual Net Flow


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California Energy Resource Scheduling

      -     Ex-Post 10 Minute Energy/Price Info

      -     Out of Market (OOM) Calls

      -     Hour Ahead Branch Group Duration

      -     Hour Ahead Ancillary Requirement

      -     Hour Ahead Ancillary Procurement

      -     Hour Ahead Branch Group Congestion Prices

      -     Hour Ahead Zonal Congestion Price Difference

      -     Hour Ahead Generation Meter Multipliers

      -     Hour Ahead Tie Meter Multipliers

      -     Hour Ahead Branch Group Final Flow

      -     Hour Ahead A/S Percentage Requirement

      -     Hour Ahead A/S Region Information

      -     Hour Ahead A/S Interchange Information

      -     Hour Ahead Branch Group Duration

      -     Hour Ahead Company Losses

      -     Hour Ahead Total And Available Capacity Of Inter Zonal Interface

      -     Ex-Post Branch Group Duration Information

      -     Ex-Post Schedule/Price Info - Generation

      -     Ex-Post Schedule/Price Info - Load

      -     Ex-Post Schedule/Price Info - Interchange

      -     Zonal Predispatched Prices

      -     Ex-Post Region Definition


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California Energy Resource Scheduling

1.3.6 SETTLEMENTS

Our Settlements System interfaces with Cal ISO Settlements System including performing 10-minute Settlements, providing Day Ahead/Hour Ahead settlements, preliminary versus final statements (reconciliation), and settlements dispute tracking.

Our Settlements System process generates daily preliminary and final settlement statements, validation reports, and periodic invoice reconciliation reports for all energy transactions. Settlements will ultimately serve as the financial reporting intermediary between Cal ISO and any Scheduling Coordinator. It will also respond to customer's inquiries, monitor the accuracy of statement activity, and manage the dispute process in the event of discrepancies, which includes filing disputes with Cal ISO on behalf of the customers.

For forward markets, the Settlements System will calculate the value of each trade as determined by the final schedules and price, and send each customer a daily statement containing the details of each trade. Also, on a periodic (monthly or bi-weekly) basis, each customer will be sent an invoice report summarizing an entire period of transactions and stating the payment due to or from the customer.

The Real-time dispatch instructions and Cal ISO-supplied information about adjustments and deviations from the Forward market schedules will form the basis of the settlement statements and invoices for the Real-time market. For this market, this function consists of receiving from Cal ISO the actual payments and charges for Real-time energy generated or used, calculating the value of each customer's actual generation or use, sending each participant a daily statement of the amounts and prices of their transactions. Also, on a periodic (monthly or bi-weekly) basis sending an invoice summarizing an entire period of Real-time transactions and stating the payment due to or from each customer.


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California Energy Resource Scheduling

FORWARD MARKET (DAY AHEAD/HOUR AHEAD) SETTLEMENTS

Cal ISO manages transmission congestion in the forward schedule market (pre Real-time). Cal ISO uses adjustment bids to adjust individual resource schedules to relieve congestion and to calculate the usage charge rate.

The followings outlines Day Ahead and Hour Ahead settlement processes:

- Loading and validation of final schedules and prices from scheduling systems

-     Validation of customer information against market portfolio

-     Validation of Cal ISO final schedules

-     Importation of Cal ISO line duration data

- Using the day-ahead and day-of schedules to determine what trades were made and the price, calculate for each customer the preliminary payments and/or charges for each product traded

-     Calculation of each customer's share of line duration charges

- Calculation of an administration fee and other service fees based on provided guidelines

- Production of a settlement statement according specific tariff and guidelines

-     Operational and financial reporting

- Production of verification reports, status reports and customer specific reports

This process calculates the value of electricity trades made in the Day-Ahead and Day-Of auctions. It creates a statement for each customer detailing the resource, type of energy traded, the amount of energy, and the dollar value. The preliminary statements will be delivered to customers within specific timeline.

The customers have specific time after receipt of the preliminary statement to review and dispute any items on the preliminary statement. Final statements, on which invoices are based, are delivered to customers within provided timeline after the review period ends.


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California Energy Resource Scheduling

REAL-TIME SETTLEMENTS

This process produces preliminary and final settlement statements for actual metered energy, ancillary services and congestion relief, and Cal ISO grid management charges. Cal ISO provides preliminary and final settlements data detailing these transactions. Cal ISO also provides the amount to be paid/charged for these types of transactions and settlement processing passes these on to customers.

Some Cal ISO charges/payments are matched to specific customers while others are shared across multiple customers. As stated above, this could be provided as an optional service. For shared charges, Settlements calculates the share fractions to be applied to each participant. The shared transactions are allocated to customers on a fair and equitable basis.

The following outlines specific characteristic and value added services provided through our Real-time Settlement System:

-     Tracking of all Cal ISO retired and new charge types

-     Handling of Bilateral contracts and Inter SC trades

- Support of multiple settlement intervals, whether hourly or in any minute increment

-     Adherence to any payment calendar

- Handling of multiple ownership of resources including percentage ownership and per contract (qualified facilities)

- Allowance for Dynamic Region to Zone Relation, including redistribution of Cal ISO Charges/Payments based on dynamic allocation of zones to regions.

-     Handling all Cal ISO resource naming conventions

- Handling all Cal ISO Manual Line Items, to include prior day adjustments, adjustments for disputes/errors, and DC loss on Intertie

-     Providing detailed information on all Cal ISO charges/payments

-     Unbundled charge types

- Providing detailed information on prior day adjustments, including information on specific dates and charge types


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California Energy Resource Scheduling

-     Support for meter values to be used in the settlements process (optional)

- Allocation of Cal ISO Ancillary Service charges based on metered load and export rather than scheduled load and export (optional)

- Verification of Cal ISO meter quantities with customers Meter Data Acquisition System (MDAS) data (optional)

-     Handling of Questionable Data from Cal ISO

-     Suspension and clearing of wrong charges/payments

            -     Charges and payments from Cal ISO that cannot be processed

            -     Unidentified charges and payments

            - Cal ISO supplemental information needed to process statements is inaccurate or does not match Cal ISO file

            - Manual line items do not contain sufficient information to process

            -     No resource, zone, hour

            - Make reasonable effort to resolve Cal ISO and CDWR suspense account issues

-     Maintenance of Master Data consistency between Cal ISO and CDWR

- Redistribution of Cal ISO Charges/Payments based on geographic location Share across the Control Area, Region, Zone, and Intertie

-     Handling of Customized Products

            -     Ancillary Service Self Provision

-     Determining Grid Management Charges

            -     Compatible with latest Cal ISO Unbundling of GMC charges

            -     Reconciliation of daily to monthly GMC charges

-     Handling of Regulatory Must Run units

-     End of Month processing

            -     Re-conciliation of daily to monthly charges/payments


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California Energy Resource Scheduling

-     Recalculation/Re-distribution of Imbalance Energy

-     Handling of Preliminary and Final statements from Cal ISO

-     Handling of multiple invoicing structure

            -     Dual Invoicing

            -     Netted Invoicing

            -     Invoicing based on Final

-     Handling of Administrative Charges

            -     Volumetric

            -     Fixed

            -     Global and Partial Fees

- Settlements Web Site will allow for participants to self-configure settlement statements with reports

DISPUTE TRACKING

Our Settlements System produces Settlement Statements that clearly indicate to market participants what they owe and what is owed to them for both Forward market and Real-time energy transactions.

Under current regulations, market participants have a designated number of business days within which to dispute the charges and/or payments on the statement. Dispute Tracking is responsible for dispute registration, Cal ISO communication, participant communication, and dispute resolution.

Common dispute scenarios include:

- A customer may question a specific dollar amount on the daily Forward market or Real-time market statement

- A customer may question Cal ISO policy governing the calculation of the dollar amount

- Real-time statements may not be processed due to insufficient information from Cal ISO


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California Energy Resource Scheduling

- The validation process may flag inconsistency between Cal ISO Real-time transactions and provided information

Our Dispute Tracking establishes a prompt daily dispute resolution process and provides timely resolution of disputes within payment calendar and Cal ISO guideline.

Within our system, disputes may be submitted to Cal ISO on behalf of the customer or received from the customer to be placed with Cal ISO (Proactive Disputes). The following functionalities are available:

- Submission of Proactive Disputes to Cal ISO based on agreed criteria such as:

            -     Missing information in settlement files from Cal ISO

            - Inconsistency between Cal ISO meter data and customer's meter data

- Research, validation and submission of customer's disputes to Cal ISO with supporting data

-     Process resolved disputes from Cal ISO

- Assign a tracking numbers to all disputes and track disputes from inception through resolution

- Retain a communication log related to all dispute research, resolutions, or correspondence

-     Provide web based dispute inquiry capability

-     Provide web based dispute submission capability

-     Provide customer capability to download dispute data

-     Provide acknowledgement of dispute

-     Provide summary report capability


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California Energy Resource Scheduling

1.3.7 METER DATA PROCESSING AND VALIDATION (OPTIONAL)

Our Settlements System can use meter data to determine the energy generated and used in Real-time; meter data is the basis of charges and payments for Real-time generation and load.

If this option is chosen, the following validation processes are available to ensure Settlement Quality Meter Data:

      -     Verification of authorization and authentication

      -     Tracking of customers' changes to portfolio of loads and generation

      - Validation of submitted meter data against customers' portfolio of active loads and generation

      - Validation of submission of meter data through authorized customers only

      - Validation of submitted meter data against customers' schedule data and reported deviation above certain tolerance or missing meter reads

      -     Validation of submitted meter data for completion and accuracy

      - Verification of data accuracy for Daylight Saving and Pacific Standard Time

      - Verification of submission of meter data to Cal ISO based on Cal ISO's calendar

      - Retention of an acknowledgment note from Cal ISO upon submission and validation

      - Resolution of any inconsistency between meter data submission with Cal ISO

      - Daily production of a report that is submitted to each customer listing out the result of validation. Upon re-submission of corrected meter data, the validation process is applied again to ensure accuracy and timeliness.

      - Availability of grid-polled meter data through submission of a request to Cal ISO for providing settlement ready meter data.

Additional services available:

      -     Calculation of meter data based on schedule data


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California Energy Resource Scheduling

      -     Calculation of meter data based on SMUD Bubble calculation

      -     Presentation of metering values and trend curves

1.3.8 CHARGE/PAYMENT ALLOCATION AMONG DWR CUSTOMERS PER DWR REQUIREMENTS (OPTIONAL)

We are fully able to redistribute Cal ISO's deviation charges across the customer pool. To do this, we will:

      - Apply netting concept at customer level when applying uninstructed deviation through participant pool

      - Apply uninstructed deviations at resource level deviation or any other guideline

      -     Use appropriate incremental or decremental prices

      -     Distribute any savings balance using pro rata guideline

      - Re-distribute Cal ISO's Neutrality Adjustment to customer pool based on the control area demand share fraction

      - Re-distribute Cal ISO's Intrazonal congestion charges/payments based on demand zonal share fractions

      -     Re-distribute of Transmission Owner Debit based on supply and demand

      - Re-distribute Unaccounted for Energy (UFE) charges/payment based on schedule

      -     Re-distribute Cal ISO Grid Management Charges based on schedule

1.3.9 INVOICE RECONCILIATION


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We will reconcile Cal ISO monthly charges/payments against daily settlement statements. We will also provide comprehensive reports with detailed explanation of monthly Cal ISO charges and payments based on daily activities provided through Settlement Statements. Additionally, we offer both Dual Invoicing and payment transfer through our FedWire interface.

1.3.10 TRACKING ISO PROCESS AND SYSTEMS CHANGES

A key element of the value in Perot Systems capability is our experience and success in keeping up with Cal ISO process and data configuration modifications. Cal ISO has filed 37 amendments before FERC for its operating tariffs. The scheduling templates have undergone 17 major revisions with over 125 changes.

We offer to track Cal ISO's process changes and keep our applications and systems in line. We will mitigate the risk to CDWR caused by such changes. We have done this through the following means:

      -     Being an active member of Cal ISO Technical Standard Working Group
            (TSWG)

      - Our ability to provide comprehensive assessment of Cal ISO changes and quickly perform impact analysis

      -     Creating flexible and configurable software

      -     Using comprehensive testing methodology and tools.

      -     Possessing an effective, high quality change management process

      - Our experienced and knowledgeable staff familiar with the IOUs' market simulation process

We anticipate several important changes in Cal ISO's systems in the near term:


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California Energy Resource Scheduling

      - OASIS Replacement: The new OASIS system will include additional reports, new query parameters and most important using XML/DTD data Schema.

      - Congestion Management (CM) reform. Cal ISO has been undergone in a comprehensive review and redesign of Cal ISO's CM processes and protocols. The redesign effort was directed by the FERC directive in January 2000 and reaffirmed in the FERC's order of December 2000. The reform will have major ramifications to the scheduling system.

Additionally, we have demonstrated ability for rapid implementation of market regulation changes as defined by FERC and CPUC.

1.3.11  DATA ARCHIVING

We define data archiving as the removal of aged data from a database or file so as to maintain performance and usability of associated applications and query tools against "current" data. "Current" data is defined as 30 calendar days after settlement.

Archived data will be accessible through query service requests for a minimum three-year period. After three years, the data will be reviewed for continued retention based on its business need.

Archived data will be maintained in its operational data structure format. It will not be reformulated into data warehouse structures.

Data will be archived on a quarterly basis, at minimum and an inventory of archived data will be available through a secure web interface.


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1.3.12 INTEGRATION WITH NEW SYSTEMS EXTERNAL TO CDWR (OPTIONAL) AND INTEGRATION
WITH ENTITIES OTHER THAN ISO

At the request of CDWR, Perot Systems will scope, design and implement interfaces to integrate our system and/or the CDWR system as appropriate with other systems external to CDWR, such as an external energy market from which CDWR may be purchasing energy. Such systems exclude Cal ISO, whose integration is already internalized within the Perot Systems service.

1.3.13 TRADING AND CREDIT MANAGEMENT CAPABILITY (OPTIONAL)

We can provide the following optional service related to energy market related activities that CDWR could potentially engage. In particular, we can provide solutions in the following areas:

      - Auctions for energy procurements. We have built all the web interfaces, auction validation rules, and auction operator interface for the Alberta's power supply auctions. The auctions were conducted on August 2000 with over $2.3 billion transactions. The contracts were for one-year terms for 2001, 2002 and 2003. More than 2,800 megawatts of electricity contracts were sold to forty-five successful bidders. Over sixty bidders had qualified to participate in the auction.

      - Bid/Ask based trading. We have built the web interfaces, price info applications for the CalPX's Block Forward Markets. CalPX recently announced savings of almost $1.2 billion by participants in Block Forwards Market from last May to December. We have in-depth knowledge on all aspects of trading and can offer a web-based trading system and set up energy exchange for buyers and sellers to trade in Real-time. We also have systems in place to settle and invoice these trades.

      - Bilateral matching and RFP/RFQ. We can also set up bulletin board applications to allow buyers and sellers to negotiate purchasing agreements and on flexible


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            terms. With this system, buyer can send detailed RFP/RFQ requests to the market or to a set of sellers and awaits responses/completion

      - Risk Evaluation and Credit management. Risk assessment is essential component of a trading system. We have developed the risk computation and credit management systems for the CalPX's Block Forward Markets. In the risk model, we compute the risk values based on the positions held in any participants. The risk value is determined by three factors:

            -     Underlying product market prices

            -     Volatility (variability)

            -     Time to expiration

            -     Correlations of the different products

In addition, we have also developed database applications to track each participant's collaterals that include letter of credit, surety bond, cash and insurances.

2. TECHNOLOGY

2.1 WEB-BASED INTERFACE

      - A Three or more-Tiered Structure. The diagram below shows the relationship of the tired components. The applications are web-centric and using Component Object Model (COM) architecture to facilitate the structure of Web applications. Our technology platform is based on Microsoft's Web solution platform (formerly known as DNA) and offer complete scalability affordable performances. Our applications and tools take full advantage of n-tiered distributed application architecture. The presentation, business logic, and data tiers, which share services are separated and communicate via the Component Object Model (COM).


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      -     Data security. Internet security is achieved through enforcement of security policies. Access to all data and applications will be based on access control policy and external communication of private information are encrypted using HTTPS (SSL) protocols.

      -     The benefits. Our proposed architecture has the following benefits:

            -     Fast deployment.

            -     Reduced hardware costs

            -     Interoperability: Working with Existing Data & Applications

            -     Scaleable and adaptable to future needs (XML)

            -     Easy support and maintenance

                                  [FLOW CHART]


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2.2 FULL REDUNDANCY THROUGH EMC TECHNOLOGY

EMC high availability disk storage will be used. EMC's technology provides full redundancy in data storage ensuring better than 99.9% data availability.

Change management is simplified, as a correctly configured EMC device never has to be brought down. Disks, cache, and channels can be maintained while systems remain up. Risk is minimized.

The Perot Systems team is experienced in the implementation and use of EMC technology. It allows us to better support and manage applications, while simplifying storage management, which in turn means lower on-going operations staff costs.

The benefit to CDWR is:

      -     Greatly enhanced availability and reliability of data

      -     Scalable to grow with data and process demand

      -     Centralized storage to allow full integration of data

      -     Lower management costs which can be passed through to the client

2.3 BACKUP SITE (AVAILABLE 5/31/01)

Procedures and systems will be followed to prevent avoidable system failures and to minimize the adverse effects of unavoidable system failures and disasters. For example, data will be backed-up daily and stored at an offsite location. Also, change management procedures will be rigorously followed.


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Disaster recovery plans will be established and implemented establishing redundant systems at Perot Systems Dallas corporate office. Data will be replicated between Alhambra and Dallas on a Real-time basis.

Critical systems to scheduling and settlements will be recoverable within two hours of declaration of a disaster. Users and administrators will be able to access the disaster recovery site remotely through a secure Internet connection. The remainder of the systems will be recoverable at the disaster recovery site within 48 hours, if required.

Disaster recovery test plans will be established and tested on an annual basis.

Change management procedures will include the disaster recovery site so that the site continually mirrors the production environment.

2.4 DATABASE PLATFORMS

Our preferred database platform is based on Microsoft's Web solution platform (formerly known as DNA). The database will use Microsoft SQL 7.0 or SQL 2000 products that are running on PC platforms with cluster controllers.

The platform has the following advantages:

      - Scalability and high availability. SQL products have multiprocessor replication and cluster supports.

      - Affordability. SQL products are less costly compared with other relational databases.

      - XML support from Microsoft. Microsoft continues integrating and embedding an XML parser into SQL Server 2000.


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2.5 HARDWARE AND SOFTWARE PLATFORMS

      2.5.1 DA/HA OPERATION HARDWARE SCHEDULE

           ====================================================================
                                  ITEMS                                 QTY
                   Pentium III or 4 Workstation with                     6
                   monitors comprises: Single or Duel
                   Pentium 800Mhz or better processor with
                   512 or more cache, 100 Base T Ethernet
                   adapter, 3 button mouse, Microsoft(R)
                   Windows NT(R)   4.0.

                   Disk Drive: 30 GB

                   24X or better CD-ROM

                   Console Terminal, 20" view

           ====================================================================

      2.5.2 SHARED HARDWARE SCHEDULE

           ====================================================================
                                     ITEMS                              QTY
           ====================================================================
                   Servers Pentium 4 with monitors                       6
                   comprises: Single or Duel Pentium 1.4Ghz
                   or better processor with 1 GB or more
                   cache, 100 Base T Ethernet adapter,
                   Microsoft(R) Windows NT(R) Server or
                   Window 2000 Advanced server.

                   Disk Drive: 30 GB, 24X or better CDRW

                   Console Printer                                       2

                   Backup storage (RAID or Optical storage               1
                   device 40GB/Year)

           ====================================================================


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               Scheduling Services for CERs -- A System Overview

                                  [FLOW CHART]

3. PRICING

IS THIS REDUNDANT, BASED ON THE EXECUTIVE SUMMARY, OR DO YOU WANT EXECUTIVE SUMMARY PRICING MOVED HERE?

3.1 UPFRONT FEES

        -   Requirements Analysis and Design:..........    $200/hr not to exceed
                                                           $150,000 (refundable)

        -   Integration with DWR existing systems/         $200/hr not to exceed
            processes:.................................    $500,000 (refundable)


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3.2 BASE SERVICES

Is this completely separate from the pricing in the Executive Summary?

                              --------------------------------------------------------------
                                          DA/HA/RT SCHEDULING AND SETTLEMENTS:
                                       MINIMUM SUBSCRIPTION FEE OF $550,000/MONTH
                              --------------------------------------------------------------
        VOLUME PER MONTH           0-2.5 TWH            2.5-5 TWH          5 TWH & ABOVE
        ------------------------------------------------------------------------------------
        Volumetric Fee per         No charge         $.05 per MWH         $.03 per MWH
        Side                                         above 2.5 TWH        above 5 TWH.
                                                     and below 5 TWH
        ------------------------------------------------------------------------------------

                              --------------------------------------------------------------
                                   ANCILLARY CAPACITY SCHEDULING/BIDDING & SETTLEMENTS
                              --------------------------------------------------------------
        VOLUME PER MONTH           0-250 MWH           250-500 MWH        500 MWH & ABOVE
        ------------------------------------------------------------------------------------
        Volumetric Fee per         No charge         $.05 per MWH         $.03 per MWH
        Side                                         above 250 MWH        above 500 MWH.
                                                     and below 500 MWH
        ------------------------------------------------------------------------------------

3.3 OPTIONAL SERVICES

        -     Charge Allocation among DWR Participants:..     $50,000/month

        -     Real-time Dispatch and Tagging Services:...     $25,000/month/staff
                                                              (includes tagging service)

        -     Trading:...................................     $.02/MWH on each side

        -     Integration with new systems other than ISO:    T&M rate @ $200/hr

        -     Meter data processing and validation:......     $40K/month (including meter
                                                               data management software)


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4. TERMS AND CONDITIONS

Don't have anything to add here yet.

(Dariush Shirmohammadi/Chuck Bell)

-     2-year term

-     Upfront fees are waived if 2-year service is purchased

-     Base Services must be purchased before optional services can be provided

-     Termination allowed only for gross negligence or force majeur.

- Early termination due to legislative process allowed subject to payment of all waived upfront fees and identifiable ramp down costs.


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5. GLOSSARY OF TERMS

CONGESTION MANAGEMENT: Need definition here.

DATA ARCHIVING: The removal of aged data from a database or file so as to maintain performance and usability of associated applications and query tools against "current" data.

E-TAGGING:

METER DATA: Meters connected to Cal ISO grid (typically, those associated with major generation resources) are directly polled. Participants with generation or load resources that are not directly metered by Cal ISO must provide Settlement Quality Meter Data.

OPTION: A service choice in addition to those described in each of the three possible solutions.

REAL-TIME DISPATCH: Need definition here

SETTLEMENTS: Determination of amounts to be billed to each net buyer and the amount to be paid to each net seller after processing all transactional data.

SOLUTION: Service choices presented to CDWR

TRADE CLEARING: Acting as a broker between net sellers and net buyers and providing for the physical transfer of cash through the market. This action requires liquidity guarantees and is NOT being offered by Perot Systems.


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